FOURTH AMENDMENT TO RESTATED CREDIT AGREEMENT

     THIS   FOURTH   AMENDMENT  TO  RESTATED   CREDIT   AGREEMENT
(hereinafter referred to as the Agreement) dated as of the 16th day of September, 1998 by and among GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the Borrower), GLOBAL PIPELINES PLUS, INC., a Louisiana corporation (Plus), GLOBAL DIVERS AND CONTRACTORS, INC., a Louisiana corporation (Divers), GLOBAL MOVIBLE OFFSHORE, INC., a Louisiana corporation (Movible), PIPELINES, INCORPORATED, a Louisiana corporation (Pipelines),
GLOBAL   INDUSTRIES   OFFSHORE,  INC.,  a  Delaware   corporation
(Industries Offshore) and GLOBAL INTERNATIONAL VESSELS, LTD., a
Cayman   Islands  corporation  (International  Vessels)  (Plus,
Divers, Movible, Pipelines, Industries Offshore and International Vessels are collectively called the Guarantors), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association (Bank One), ABN AMRO BANK N.V., HOUSTON AGENCY (ABN), CREDIT LYONNAIS NEW YORK BRANCH (CL), THE FUJI BANK, LIMITED, HOUSTON AGENCY (Fuji), HIBERNIA NATIONAL BANK (Hibernia), PARIBAS (Paribas), WHITNEY NATIONAL BANK (Whitney) and WELLS FARGO BANK NATIONAL ASSOCIATION (Wells Fargo) (Bank One, ABN, CL, Fuji, Hibernia, Paribas, Whitney and Wells Fargo are hereinafter referred to collectively as Banks, and individually as Bank) and Bank One, as Agent (in such capacity, the Agent).

     WHEREAS, Borrower, the Guarantors and the Bank One entered into a Restated Credit Agreement dated as of April 17, 1997 (the Credit Agreement) under the terms of which Bank One agreed to provide Borrower with a revolving loan facility in amounts of up to $85,000,000.00; and

     WHEREAS, Bank One subsequently assigned interest in the Credit Agreement and the revolving commitment described therein to ABN AMRO Bank N.V., Houston Agency, Credit Lyonnais, New York Branch, The Fuji Bank, Limited, Houston Agency and Hibernia National Bank (with Bank One, the AOriginal Bank Group@); and

     WHEREAS,  Borrower,  the Guarantors and  the  Original  Bank
Group entered into a First Amendment to Restated Credit Agreement dated as of June 23, 1997 (the First Amendment); and

     WHEREAS,  Borrower,  the Guarantors and  the  Original  Bank
Group   entered  into  a  Second  Amendment  to  Restated  Credit
Agreement dated as of November 18, 1997 (the Second Amendment);
and

     WHEREAS, as of April 8, 1998, Paribas and Whitney acquired interests in the Credit Agreement and the Revolving Commitment
described therein (Paribas and Whitney, together with the Original Bank Group are hereinafter called the Existing Bank Group); and

     WHEREAS,  Borrower, the Guarantors, and  the  Existing  Bank
Group   entered  into  a  Third   Amendment  to  Restated  Credit
Agreement dated as of April 9, 1998; and

     WHEREAS, as of the date hereof, Wells Fargo is acquiring an interest in the Credit Agreement and the Revolving Commitment;
and

     WHEREAS,  the  Agent,  the  Banks,  the  Borrower  and   the
Guarantors have agreed to further amend the Credit Agreement to increase the amount of the Revolving Commitment and made certain additional changes thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties agree to amend the Credit
Agreement in the following respects:

     1. Section 1 of the Credit Agreement is hereby amended in the following respects:

          (1) By deleting the definition of Revolving Commitment and inserting the following new definition in lieu thereof:

               Revolving Commitment shall  mean  (A)
          for   all  Banks,  (i)$250,000,000  from  the
          Fourth  Amendment Effective Date through  the
          dates  of consummation of a private placement
          of  debt  by Borrower in an amount of  up  to
          $150,000,000,  which private placement  shall
          have    been    approved   by   all    Banks;
          (ii)   $200,000,000   from   the   date    of
          consummation   of   such  private   placement
          through  June  30,  2000; (iii)  $150,000,000
          from July 1, 2000 through June 30, 2001;  and
          $100,000,000   from  July  1,  2001   through
          June  30,  2002; and (B) as to any Bank,  its
          obligation to make Advances hereunder on  the
          Revolving Loan and purchase its Pro Rata Part
          of participations in Letters of Credit issued
          hereunder   by  the  Agent  in  amounts   not
          exceeding  an  amount equal to its  Revolving
          Commitment  Percentage  times  the  Revolving
          Commitment  in  existence  at  the  time   of
          determination.

          (2)  By deleting the definition of Revolving Commitment
     Percentage and inserting the following new definition in lieu thereof:

               Revolving Commitment Percentage shall
          mean for each Bank the percentage derived  by
          dividing its Revolving Commitment at the time
          of determination by the Revolving Commitments
          of  all  Banks  at the time of determination.
          At   the   Effective  Date,   the   Revolving
          Commitment Percentage of each Bank is as follows:

                    Bank One            17%
                    ABN                 16%
                    Hibernia            16%
                    CL                  15%
                    Fuji                12%
                    Whitney             12%
                    Paribas              6%
                    Wells Fargo          6%

     2. Section 3 of the Credit Agreement is hereby amended in the following respects:

          (1) Subsection 3(a) is hereby amended by deleting the reference therein to $200,000,000 and asserting in lieu thereof
     $250,000,000.

          (2) Subsection 3(b) is hereby amended by deleting the first sentence thereof in its entirety and substituting the following sentence in lieu thereof:

               From  and after the date of the  Fourth
          Amendment to Restated Credit Agreement, there
          shall  be outstanding eight notes:   (i)  one
          Revolving  Note in the aggregate face  amount
          of  $42,500,000 payable to the order of  Bank
          One, (ii) one Revolving Note in the aggregate
          face  amount of $40,000,000 payable  to  ABN,
          (iii)  one  Revolving Note in  the  aggregate
          face  amount  of $37,500,000 payable  to  the
          order  of CL, (iv) one Revolving Note in  the
          aggregate face amount of $30,000,000  payable
          to  the  order of Fuji, and (v) one Revolving
          Note   in   the  aggregate  face  amount   of
          $40,000,000 payable to the order of Hibernia,
          (vi) one Revolving Note in the aggregate face amount of $15,000,000 payable to the order of Paribas, (vii) one Revolving Note in the aggregate face amount of $30,000,000 payable to the order of Whitney and (viii) one
          Revolving Note in the aggregate amount of $15,000,000 payable to the order of Wells
          Fargo.

     3. Section 12(d) of the Credit Agreement is hereby amended by deleting the reference therein to 50% and substituting 55% in lieu thereof.

     4. Exhibit C to the Credit Agreement is hereby deleted and replaced by the new Exhibit C in the form attached hereto.

     5. This Fourth Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in paragraph 7 hereof (the Fourth Amendment
Effective Date).

     6. The obligation of the Banks hereunder shall be subject to the following conditions precedent:

          (1) Borrowers Execution and Delivery. Borrower shall have executed and delivered to the Agent for the benefit of the Banks, this Agreement, the new Notes and other required documents, all in form and substance satisfactory to Agent;

          (2) Guarantors Execution and Delivery. The Guarantors shall have executed and delivered to the Agent for the benefit of the Banks, new Guaranties in the form of Exhibit C hereto and other required documents, all in form and substance satisfactory to Agent;

          (3)  Legal Opinion.  The Agent shall have received from
     Borrowers and Guarantors legal counsel a favorable legal opinion in form and substance reasonably satisfactory to Agent and its counsel;

          (4) Corporate Resolutions. The Agent shall have received appropriate certified corporate resolutions of Borrower and each Guarantor;

          (5) Good Standing. The Agent shall have received evidence of existence and good standing for Borrower and each Guarantor;

          (6) Amendments to Articles of Incorporation and Bylaws. The Agent shall have received copies of all amendments to the Articles of Incorporation of Borrower and each Guarantor made since the Effective Date of the Credit Agreement, certified by the Secretary of State of the State or Country of its incorporation, and a copy of any amendments to the Bylaws of Borrower and each Guarantor, made since the Effective Date of the Credit Agreement, certified by Borrower and each Guarantor as being true, correct and complete;

          (7) Payment of Fees. The Agent shall have received payment in full of all fees due on the date of execution of this Agreement;

          (8) Representation and Warranties. The representations and warranties of Borrower and each Consolidated Subsidiary under this Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date or the Majority Banks shall have consented to the contrary);

          (9) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

          (10) Other Documents. Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Bank or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Agent; and

          (11) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Agent retained at the expense of Borrower.

     7. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

     8. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

     9. This Agreement may be executed in any number of identical separate counterparts, each of which for all purposes to be
deemed   an   original,  but  all  of  which  shall   constitute,
collectively, one Agreement.

     10. The Guarantors are executing this Agreement only to indicate their consent to the execution hereof by the Borrower.

     11. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT
AND THIS FOURTH AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN
AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE
PARTIES.   THERE  ARE  NO UNWRITTEN ORAL AGREEMENTS  BETWEEN  AND
AMONG THE PARTIES.

     IN  WITNESS  WHEREOF, the parties have  caused  this  Fourth
Amendment to Restated Credit Agreement to be duly executed as of the date first above written.

                              BORROWER:

                              GLOBAL INDUSTRIES, LTD.
                              a Louisiana corporation


                              By:
                              Name:  Michael J. McCann
                              Title: Vice President

                              GUARANTORS:

                              GLOBAL PIPELINES PLUS, INC.;
                              GLOBAL   DIVERS  AND   CONTRACTORS,INC.;
                              GLOBAL MOVIBLE OFFSHORE, INC.;
                              PIPELINES, INCORPORATED;
                              GLOBAL  INDUSTRIES OFFSHORE,  INC.; AND
                              GLOBAL INTERNATIONAL VESSELS, LTD.



                              By:
                              Name:  Michael J. McCann
                              Title: Vice President
                              BANKS:

                              BANK ONE, LOUISIANA, NATIONAL
                              ASSOCIATION,  a  national   banking association



                              By:
                                   Rose M. Miller, Vice President

                              ABN AMRO BANK N.V., HOUSTON AGENCY



                              By:
                                   H. Gene Shiels, Vice President



                              By:
                              Name:
                              Title:

                              CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                              Name: Phillippe Soustra
                              Title: Senior Vice President

                              THE  FUJI  BANK,  LIMITED,  HOUSTON AGENCY



                              By:
                              Name: Raymond Ventura
                              Title: Vice President & Manager

                              HIBERNIA NATIONAL BANK



                              By:
                                   Bruce Ross, Vice President

                              PARIBAS



                              By:
                              Name: Marian Livingston
                              Title: Vice President



                              By:
                              Name: Michael H. Fiuzat
                              Title: Vice President

                              WHITNEY NATIONAL BANK



                              By:
                              Name: Harry C. Stahel
                              Title: Senior Vice President

                              WELLS FARGO BANK NATIONAL
                              ASSOCIATION



                              By:
                              Name: Joseph P. Maxwell
                              Title:Assistant Vice President
                              AGENT:

                              BANK ONE, LOUISIANA, NATIONAL
                              ASSOCIATION,  a  national banking association



                              By:
                                   Rose M. Miller, Vice President


                          EXHIBIT C

                      CONTINUING GUARANTY

     CONTINUING GUARANTY (this Agreement) made and entered into as of September 16, 1998 by Global Pipelines Plus, Inc., Global Divers and Contractors, Inc., Global Movible Offshore, Inc., Pipelines, Incorporated, Global Industries Offshore, Inc. and Global International Vessels, Ltd. (hereinafter, whether one or more, individually and collectively referred to as
Guarantor),   in   favor  of  Bank  One,  Louisiana,   National
Association of Lafayette, Louisiana, as Agent for itself and each of the financial institutions which are or have become a party to that certain Restated Credit Agreement dated as of April 17, 1997, as amended, by and among Borrower (as hereinafter defined), the Agent and the financial institutions party thereto (the Credit Agreement) (hereinafter referred to as Lenders), guarantying the Indebtedness (as defined) of GLOBAL INDUSTRIES, LTD., a Louisiana corporation (hereinafter referred to as Borrower).

                          WITNESSETH:

     FOR VALUE RECEIVED, and in consideration of and for credit and financial accommodations extended, to be extended, or continued to or for the account of the above named Borrower, the undersigned Guarantor, whether one or more, hereby jointly, severally and solidarity, agrees as follows:

     Section 1. Continuing Guaranty of Borrower's Indebtedness. Guarantor hereby absolutely and unconditionally agrees to, and by these presents does hereby, guarantee the prompt and punctual payment, performance and satisfaction of any and all loans, extensions of credit and/or other obligations that Borrower may now and/or in the future owe to and/or incur in favor of Lenders under or pursuant to that certain Restated Credit Agreement dated as of April 17, 1997, as amended, by and among Borrower, Guarantors and Lenders, and as the same may be amended and/or
restated   from  time  to  time  and  in  effect   (the    Credit
Agreement), including the indebtedness of Borrower evidenced by certain Promissory Notes of even date herewith in the maximum aggregate principal amount of $250,000,000.00, made by Borrower pursuant to the Credit Agreement, as said Promissory Notes may be renewed from time to time and in effect, and whether such indebtedness and/or obligations are absolute or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, and whether now existing or hereafter arising, of any nature or kind whatsoever, up to a maximum principal amount outstanding at any one or more times not to exceed TWO HUNDRED FIFTY MILLION AND NO/100 DOLLARS (U.S. $250,000.000.00), together with interest, costs and attorneys' fees thereon (with all of Borrower's indebtedness and/or obligations being hereinafter individually and collectively referred to under this Agreement as Borrower's Indebtedness or the Indebtedness).

     Notwithstanding any other provision herein to the contrary, the maximum principal amount of Borrower's Indebtedness in favor of Lenders guaranteed by Guarantor under this Agreement is limited to TWO HUNDRED FIFTY MILLION AND NO/100 DOLLARS (U.S. $250,000,000.00) (interest, costs, and attorney's fees under Borrower's Indebtedness are additionally guaranteed hereunder.)

     Section 2. Limitation on Liability. The liability of any Guarantor hereunder with respect to the Indebtedness shall be limited to the maximum amount of liability that can be incurred without rendering this Continuing Guaranty, as it relates to any Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

     Section 3. Joint, Several and Solidarity Liability. Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of all of Borrower's Indebtedness shall be on a joint and several and solidary basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of Borrower's Indebtedness. In the event that there is more than one guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liabilities hereunder shall be on a joint and several and solidary basis along with such other guarantor or guarantors, endorsers and/or sureties.

     Section 4. Duration; Cancellation of Agreement. This Agreement and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as each and every Indebtedness of Borrower shall be paid, performed and/or satisfied in full, in principal, interest, costs and attorneys' fees, or until such time as this Agreement may be cancelled or otherwise terminated by Lenders under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provision hereinbelow). Unless otherwise indicated under such a written cancellation instrument, Lenders' agreement to terminate or otherwise cancel this Agreement shall only effect and shall be expressly limited to Guarantor's continuing obligations and liabilities to guarantee the prompt and punctual payment, performance and satisfaction of Borrower's Indebtedness incurred, originated and/or extended or committed to by Lenders after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for the prompt and punctual payment, performance and satisfaction of any and all of Borrower's then outstanding Indebtedness together with continuing assessment of interest thereon) that was incurred, originated, extended or committed to prior to the date of such a written cancellation instrument.
Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lenders, shall in any way obligate, or be construed to obligate, Lenders to agree to the subsequent termination or cancellation of Guarantor's obligations and liabilities hereunder, it being fully understood and agreed by Guarantor that Lenders may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its obligations and liabilities under this Agreement for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding.

     Section 5. Default of Borrower. Should Borrower default under any of its Indebtedness in favor of Lenders as provided in the Credit Agreement, Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Borrower's Indebtedness guaranteed hereunder, in principal interest, costs and reasonable attorneys' fees. Such payment or payments shall be made immediately following demand by Lenders at Agent's offices at 200 West Congress Street, Lafayette, Louisiana 70501. Guarantor hereby waives notice of acceptance of this Agreement and of any Indebtedness to which it applies or may apply. Guarantor further waives presentation and demand for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lenders in collection thereof, including any notice of default in payment thereof or other notice to, or demand for payment thereof on any party. Guarantor additionally waives any and all rights and pleas of division and discussion as provided under Louisiana State law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

     Section 6. Guarantor's Subordination of Rights to Lenders. In the event that Guarantor should for any reason (i) make any payment for and on behalf of Borrower under any of Borrower's Indebtedness, and/or (ii) make any payments to Lenders in total
or   partial   satisfaction   of  Guarantor's   obligations   and
liabilities hereunder, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect or to be reimbursed by Borrower (or by any guarantor, endorser  or  surety
of   Borrower's  Indebtedness),  whether  Guarantor's  rights  of collection or reimbursement arise by way of subrogation to the rights of Lenders or otherwise, shall in all respects be subordinate, inferior and junior to Lenders' rights to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as all of Borrower's Indebtedness is fully paid and satisfied. Upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreement) any and all amounts owed by Borrower to Guarantor shall in all respects be subordinate, inferior and junior to Lenders' rights to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as all of Borrower's Indebtedness is fully paid and
satisfied.   Guarantor further agrees to refrain from  attempting
to collect and/or enforce any of Guarantor's aforesaid rights against Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lenders is fully paid and satisfied, in principal, interest, costs and attorneys' fees.

     Section 7. Additional Covenants. Guarantor further agrees that Lenders may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any one of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing the obligations of Guarantor under this
Agreement:

          (A)  Discharge or release any party (including, but not
limited  to, Borrower or any guarantor under this Agreement)  who
is   or   may   be  liable  to  Lenders  for  any  of  Borrower's
Indebtedness;

          (B) Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness;

          (C) Change the manner, place or terms of payment, or change or extend the time of payment of or renew, as often and for such periods as Lenders may determine, or after, any of Borrower's Indebtedness;

          (D)    Settle   or   compromise   any   of   Borrower's
Indebtedness;

          (E) Subordinate and/or agree to subordinate the payment of all or any of Borrower's Indebtedness or Lenders' security rights in and/or to any collateral directly or indirectly securing any such indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower;

          (F) Apply any sums paid to any of Borrower's Indebtedness, with such payments being applied in such priority or with such preferences as Lenders may determine in its sole discretion, regardless of what Indebtedness of Borrower remains unpaid;

          (G) Take or accept any other security for any or all of Borrower's Indebtedness; and/or

          (H)   Enter  into,  deliver,  modify,  amend  or  waive
compliance   with,  any  Instrument  or  arrangement  evidencing,
securing  or  otherwise affecting, all or any part of  Borrower's
Indebtedness.

          In addition, no course of dealing between Lenders and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lenders to exercise any of Lenders' rights and remedies, or any other agreement or agreements by and between Lenders and Borrower (or any other guarantor, surety or endorser) shall have the affect of impairing or releasing Guarantor's obligations and liabilities to Lenders or of waiving any of Lenders' rights and remedies. Any partial exercise of any rights and remedies granted to Lenders shall furthermore not constitute a waiver of any of Lenders' other rights and remedies, it being Guarantor's intent and agreement that Lenders' rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lenders to pursue the rights and remedies available to Lenders shall be binding upon Lenders only to the extent that Lenders specifically agree to such waiver or forbearance in writing. A waiver or forbearance on the part of Lenders as to one event of default shall not constitute a waiver of forbearance as to any other default.

     Section 8. No Release of Guarantor. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one of the following events:

          (A) Death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or any other guarantor, surety or endorser of any of Borrower's Indebtedness;

          (B) Partial payment or payments of any amount due and/or outstanding under any of Borrower's Indebtedness;

          (C) Any payment of Borrower or any other party to Lenders is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Lenders is required to refund such payment or pay such amount to Borrower or to any other person;

          (D) Any dissolution of Borrower or any sale, lease or transfer of all or any part of Borrower's assets; and/or

          (E) Any failure of Lenders to notify Guarantor of the acceptance of this Agreement or of the making loans or other extensions of credit in reliance on this Agreement or of the failure of Borrower to make any payment due by Borrower to Lenders.

          (F) Apply any sums paid to any of Borrower's Indebtedness, with such payments being applied in such priority or with such preferences as Lenders may determine in its own discretion, regardless of what Indebtedness of Borrower remains unpaid;

          (G) Take or accept any other security for any or all of Borrower's Indebtedness; and/or

          (H)   Enter  into,  deliver,  modify,  amend  or  waive
compliance   with,  any  Instrument  or  arrangement  evidencing,
securing  or  otherwise affecting, all or any part of  Borrower's
Indebtedness.

          This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lenders with respect to any of
Borrower's Indebtedness is rescinded or must otherwise be restored by Lenders pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party. In the event that Lenders must rescind or restore any payment received by Lenders in satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of Lenders and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance of such obligations and liabilities and then only to the extent of such performance.

     Section 9. Enforcement of Guarantor's Obligations and Liabilities. Guarantor agrees that, should Lenders deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Agreement, Lenders may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Borrower's Indebtedness from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, (ii) attempting to exercise against any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness, whether through the filing of an appropriate foreclosure action or otherwise, or (iii) including Borrower or any other guarantor, surety or endorser of any of Borrower's Indebtedness as an additional party defendant in such a collection action against Guarantor. If there is more than one guarantor under this Agreement, each guarantor additionally agrees that Lenders may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lenders against any other guarantor under this Agreement. In the event that Lenders should ever deem it necessary to refer this Agreement to an attorney-at-law for the purpose of enforcing Guarantor obligations and liabilities hereunder, or of protecting or preserving Lenders' rights hereunder, Guarantor (and each of them, on a joint, several and solidary basis) agrees to reimburse Lenders for the reasonable fees of such an attorney. Guarantor additionally agrees that Lenders shall not be liable for failure to use diligence in the collection of any of Borrower's Indebtedness or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Indebtedness, or in creating, perfecting or preserving any security for any such Indebtedness.

      Section 10. Additional Documents. Upon the reasonable request of Lenders, Guarantor will, at any time, and from time to time, duly execute and deliver to Lenders any and all such further instruments and documents, and supply such additional information as may be necessary or advisable in the opinion of Lenders, to obtain the full benefits of this Agreement.

     Section 11. Transfer of Indebtedness. This agreement is for the benefit of Lenders and for such other person or persons as may from time to time become or be the holders of any of Borrower's Indebtedness hereby guaranteed and this Agreement shall be transferable and negotiable, with the same force and effect and to the same extent as Borrower's Indebtedness may be transferable, it being understood that, upon the transfer or assignment by Lenders of any of Borrower's Indebtedness hereby guaranteed, the legal holder of such Indebtedness shall have all the rights granted to Lenders under this Agreement.

     Guarantor hereby recognizes and agrees that Lenders may, from time to time, one or more times, transfer all or any portion of Borrower's Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of a participation or syndication interest in such Indebtedness in favor of one or more third parties. Guarantor specifically agrees and consents to all such transfers and assignments and Guarantor further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana law. Guarantor additionally agrees that the purchaser of a participation or syndication interest in Borrower's Indebtedness will be considered as the absolute owner of an interest in, or a percentage interest of, such Indebtedness and that such a purchaser shall have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation or syndication interest. Guarantor further waives any right of offset that Guarantor may have against Lenders and/or any purchaser of such a participation or syndication interest in Borrower's Indebtedness and Guarantor unconditionally agrees that either Lenders or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lenders or any such purchaser. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lenders may transfer and deliver any and all collateral securing repayment of such Indebtedness including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness and such collateral (again, including but not limited to Guarantor's collateral) shall secure any and all of Borrower's Indebtedness in favor of such transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lenders shall be fully discharged from any and all liability and responsibility to Borrower (and Guarantor) with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

     Section 12. Right of Offset. As collateral security for the repayment of Guarantor's obligations and liabilities under this Agreement, Guarantor hereby grants Lenders, as well as their successors and assigns, the right to apply, upon the occurrence of an Event of Default under the Credit Agreement and the expiration of any applicable grace period allowed to cure the Event of Default, any and all funds that Guarantor may then have on deposit with or in the possession or control of any Lender and its successors or assigns (with the exception of funds deposited in IRA, pension or other tax-deferred deposit accounts), towards repayment of any of Borrower's Indebtedness subject to this Agreement.

     Section 13.    Construction.  The provisions of this Agreement
shall   be  in  addition  to  and  cumulative  of,  and  not   in
substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other agreements by Guarantor (or any one or more of them), in favor of Lenders or assigned to Lenders by others, all of which shall be construed as complementing each
other.   Nothing  herein  contained shall  prevent  Lenders  from
enforcing any and all such guaranties or agreements in accordance with their respective terms.

     Section 14. Amendment. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lenders, and then shall be effective only to the specific instance and for the specific purpose for which given.

     Section 15. Successors and Assigns Bound. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrator executors and assigns. The rights and remedies granted to Lenders under this Agreement shall also inure to the benefit of Lenders' successors and assigns, as well as to any and all subsequent holder or holders of any of Borrower's Indebtedness subject to this Agreement.

     Section 16. Caption Heading. Caption headings of the of this Agreement are for convenience purposes only and are not to be
used  to  interpret  or  to  define their  provisions.   In  this
Agreement,  whenever  the  context  so  requires,  the   singular
includes the plural and the plural also includes the singular.

     Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE
STATE OF LOUISIANA.

     Section 18. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof; such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall
not   be  affected  by  the  illegal,  invalid  or  unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     IN WITNESS WHEREOF, Guarantor has executed this Agreement in favor of Lenders on the day, month, and year first written above.

                         GUARANTORS:

                         GLOBAL PIPELINES PLUS, INC.;
                         GLOBAL DIVERS AND CONTRACTORS, INC.;
                         GLOBAL MOVIBLE OFFSHORE, INC.;
                         PIPELINES, INCORPORATED;
                         GLOBAL INDUSTRIES OFFSHORE, INC.; and
                         GLOBAL INTERNATIONAL VESSELS, LTD.



                         By:
                         Name:
                         Title:

ACCEPTED:

BANK ONE, LOUISIANA,
NATIONAL ASSOCIATION
as Agent for itself
and the Lenders



By:                                         DATE: _________, 1998
     Rose M. Miller, Vice President